UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:
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GATEWAY FINANCIAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

GATEWAY FINANCIAL HOLDINGS, INC.

(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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GATEWAY FINANCIAL HOLDINGS, INC.

1145 North Road Street
Elizabeth City, North Carolina 27909
Telephone: (252) 334-1511

Notice of Annual Meeting of Shareholders
Monday, May 16, 2005

To the Shareholders:

     The 2005 Annual Meeting of the Shareholders of Gateway Financial Holdings, Inc. (the “Company”) will be held:

•	Monday, May 16, 2005

•	2:00 p.m. (local time)

•	Founders Inn 5641 Indian River Road Virginia Beach, Virginia

or at any adjournments thereof, for the following purposes:

•	To elect four directors to serve three-year terms until the Annual Meeting in 2008, or until their successors are elected and qualified.

•	To consider approval of the Company’s Omnibus Stock Ownership And Long Term Incentive Plan.

•	To transact such other businesses as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on March 10, 2005, are entitled to notice of the meeting and to vote at the meeting and any adjournments thereof. The Company’s stock transfer books will not be closed.

     Please complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please return the enclosed proxy. By doing so, you will not give up the right to vote at the meeting. If you return the proxy and also attend, notify the Secretary when you arrive at the meeting that you wish to vote in person, and the Company will disregard the proxy you return. (For more details, see the attached Proxy Statement.) Failure to vote will have the same effect as a vote against approval of the Omnibus Stock Ownership And Long Term Incentive Plan.

By order of the Board of Directors,
D. Ben Berry Chairman, President and Chief Executive Officer
April 4, 2005

GATEWAY FINANCIAL HOLDINGS, INC.

1145 North Road Street
Elizabeth City, NC 27909
Telephone: (252) 334-1511

Proxy Statement

ANNUAL MEETING

     The Board of Directors (the “Board”) of Gateway Financial Holdings, Inc. (the “Company”), hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held:

•	Monday, May 16, 2005

•	2:00 p.m. (local time)

•	Founders Inn 5641 Indian River Road Virginia Beach, Virginia

or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on March 10, 2005, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the 2004 Annual Report to Shareholders.

     You are invited to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you are requested to vote on the proposals described in this Proxy Statement by returning the enclosed appointment of proxy.

VOTING OF APPOINTMENTS OF PROXY

     Your vote is important. Your shares can be voted at the annual meeting only if you attend the meeting or complete the enclosed appointment of proxy. You do not have to attend the meeting to vote. As an alternative, you may vote by executing and returning the enclosed appointment of proxy. The Board has named David R. Twiddy and Mark A. Holmes (the “Proxies”) as management proxies in the enclosed appointment of proxy. When appointments of proxy in the enclosed form are properly executed and returned in time for the annual meeting, the shares they represent will be voted at the meeting in accordance with the directions given. If no directions are given on how to vote your shares, the appointment of proxy will be voted FOR the four nominees for director in Proposal 1 described herein, and FOR approval of the Company’s Omnibus Stock Ownership And Long Term Incentive Plan as described in Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. On some other matters that properly come before the meeting, the Proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgment. These matters include, among other matters, approval of the minutes of the 2004 annual meeting, consideration of a motion to adjourn the annual meeting to another time or place, and matters for which the Company did not receive notice by February 16, 2005. As of the date the

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Company printed this Proxy Statement, the Company did not anticipate any other matters would be raised at the annual meeting.

     Record Holders. If you hold shares in your own name, you are a “record” shareholder. Record shareholders may complete and sign the accompanying appointment of proxy and mail it in the business return envelope provided or deliver it in person to the Company.

     Street Name Holders. If you hold shares through a broker or other nominee, you are a “street name” shareholder. Street name shareholders who wish to vote at an annual meeting need to obtain the Proxy Statement from the institution that holds their shares and follow the voting instructions on that form.

REVOCATION OF APPOINTMENT OF PROXY

     If you give an appointment of proxy in the accompanying form, you may revoke that appointment at any time before the actual voting. To revoke the proxy, notify the Company’s Secretary in writing, or execute another appointment of proxy bearing a later date and file it with the Secretary. The address for the Secretary is:

Wendy W. Small, Secretary
Gateway Financial Holdings, Inc.
1145 North Road Street
Elizabeth City, North Carolina 27909

     If you return the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and your appointment of proxy will be disregarded.

     If you attend the meeting in person, you may vote your shares without returning the enclosed appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to return the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

QUORUM

     The Company’s Bylaws provide that the holders of a majority of the Company’s outstanding shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting, and that if there is no quorum present at the opening of the meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the shares voting on the motion to adjourn. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when an institution holding shares as a nominee does not have discretionary voting authority with respect to a proposal and has not received voting instructions from the beneficial owner of the shares.

HOW VOTES WILL BE COUNTED

     Each Share is entitled to one vote for each matter submitted for a vote and, in the election of directors, for each director to be elected. Proxies will be tabulated by one or more inspectors of election designated by the Board.

     Proposal 1 — Election of directors. In the election of directors under Proposal 1, the four nominees receiving the highest number of votes will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.

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     Proposal 2 — Approval of the Company’s Omnibus Stock Ownership And Long Term Incentive Plan. Proposal 2 will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal. Shares not voted (including abstentions and broker non-votes) will have no effect.

EXPENSES OF SOLICITATION

     We will pay the cost of this proxy solicitation. In addition to solicitation by mail, the Company’s directors, officers and regular employees may solicit appointments of proxy in person or by telephone. None of these employees will receive any additional or special compensation for this solicitation. We will, on request, reimburse brokerage houses and other nominees their reasonable expenses for sending these proxy soliciting materials to the beneficial owners of the Company’s stock held of record by such persons. The Company anticipates mailing this Proxy Statement on or about April 4, 2005.

DESCRIPTION OF THE VOTING SECURITIES

     At the close of business on the voting record date, March 10, 2005, there were 6,697,672 shares of the Company’s common stock (sometimes referred to herein as the “Shares”) issued and outstanding and entitled to vote at the Annual Meeting. The Company is authorized to issue ten million shares of common stock and one million shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. No preferred stock is issued or outstanding. As of the voting record date, there were approximately 3,200 holders of record of the Company’s common stock.

BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth the beneficial ownership of each person holding more than five percent of the Shares as of December 31, 2004 (as reported in filings with the Securities and Exchange Commission on behalf of the respective shareholders listed below). Jerry T. Womack is a director of the Company.

Name and address of	Shares Currently	Percent of Shares
Shareholder	Beneficially Owned	Beneficially Owned
Wellington Management Co LLP	529,225	7.9%
75 State Street
Boston, Massachusetts 02109

Jerry T. Womack	384,812	5.7% (1)
1190 Harmony Road
Norfolk, Virginia 23502

(1)	The ownership percentage shown is calculated based on the total of 6,659,073 Shares issued and outstanding at December 31, 2004, plus the number of shares of common stock that can be issued to the named individual within 60 days of December 31, 2004 upon the exercise of stock options held by the named individual that were exercisable as of December 31, 2004.

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     The following table shows, as of December 31, 2004, the number of Shares beneficially owned by each director and by all directors and principal officers of the Company as a group:

	Common stock	Percent of
	currently	common stock
Beneficial owner (position)	owned (1)	owned (2)
D. Ben Berry (director, Chairman, President & CEO)	156,164	2.3%
William Brumsey, III (director)	123,747	1.8%
Jimmie Dixon, Jr. (director)	87,479	1.3%
James H. Ferebee, Jr. (director)	112,215	1.7%
Charles R. Franklin, Jr. (director)	31,000	*
Robert Y. Green, Jr. (director)	27,686	*
Mark A. Holmes (Senior Executive Vice President)	75,103	1.1%
Robert Willard Luther, III (director)	54,870	*
Frances Morrisette Norrell (director)	63,057	*
W.C. “Bill” Owens, Jr. (director)	107,052	1.6%
Ollin B. Sykes (director)	62,695	*
David R. Twiddy (Senior Executive Vice President)	69,411	1.0%
Frank T. Williams (director)	157,236	2.3%
Jerry T. Womack (director)	384,812	5.7%
Directors and principal officers as a group (14 persons)	1,512,527	20.6%

NOTES:

*	Owns less than one percent of the outstanding common stock.

(1)	For each director or principal officer listed above, this column includes the following number of shares of common stock capable of being issued within 60 days of December 31, 2004, upon the exercise of stock options held by the named individual: Berry – 138,113; Brumsey – 47,873; Dixon – 47,873; Ferebee – 47,873; Franklin – 20,000; Green – 20,000; Holmes – 59,969; Luther – 47,873; Norrell – 47,873; Owens – 47,873; Sykes – 20,000; Twiddy – 36,074; Williams – 47,873; Womack – 36,849; directors and principal officers as a group – 536,368. To the Company’s knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following Shares which the individual indicates that he or she shares voting and/or investment power: Berry – 242; Brumsey – 6,303; Dixon – 8,275; Ferebee – 57,676; Green – 605; Holmes – 2,425; Luther – 4,049; Norrell – 2,485; Owens – 35,558; Sykes – 21,158; Womack – 171,267; officers and principal directors as a group – 310,043.

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(2)	The ownership percentage of each individual is calculated based on the total of 6,659,073 Shares issued and outstanding as of December 31, 2004, plus the number of shares of common stock that can be issued to that individual within 60 days of December 31, 2003 upon the exercise of stock options held by the individual. The ownership percentage of the group is based on the Shares outstanding plus the number of shares of common stock that can be issued to the entire group within 60 days of December 31, 2004 upon the exercise of all stock options held by the group that were exercisable as of December 31, 2004.

PROPOSAL 1: ELECTION OF DIRECTORS

     Board size and membership: Under the Company’s Charter and Bylaws, the number of directors shall be such number as the Board determines from time to time prior to each Annual Meeting of Shareholders at which directors are to be elected. That number cannot be less than six nor more than fourteen. The Company’s Charter and Bylaws also provide that the Board shall be divided into three classes, each containing as nearly equal a number of directors as possible, each elected to staggered three-year terms. The Board, by resolution, has set the number of directors for 2005 at twelve. Other than D. Ben Berry, the Company’s Chairman, President and Chief Executive Officer, all of the members of the Board satisfy the independence requirements stated in the rules of The Nasdaq Stock Market, Inc.

     Directors to be elected at this Annual Meeting. At this Annual Meeting, four directors will be elected to three-year terms, expiring at the Annual Meeting of Shareholders in 2008 or until their successors are elected and qualified. These are the Class III directors.

     Voting procedure. Unless you give instructions to the contrary, the Proxies will vote for the election of the four nominees listed below by casting the number of votes for each nominee designated by the shareholder proxies. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxies have the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.

     Votes needed to elect. The four nominees receiving the highest number of votes will be elected.

     Board nominations. The Board has nominated the four incumbent Class III Board members for re-election. Other than Charles R. Franklin, Jr. and Robert Y. Green, Jr., who were appointed to the Board in August 2004, these nominees have served as directors of the Company and its predecessor, Gateway Bank & Trust Co. (the “Bank”), since the Bank’s incorporation on November 24, 1998.

     Nominees. The following are the names of the nominees for election to the four Board seats, their ages at December 31, 2004, and their principal occupations during the past five years.

Name and age	Principal occupation over the last five years

Listed below are the four persons who are nominees for Class III directors for three-year terms expiring in 2008.

D. Ben Berry, 50	Chairman, President and Chief Executive Officer, Gateway Financial Holdings, since October 2001; Chairman, President and Chief Executive Officer, Gateway Bank & Trust Co., Elizabeth City, NC.

Jimmie Dixon, Jr., 68	Chairman of the Board, City Beverage Co., Inc. (beer distributorship), Elizabeth City, N.C.

Charles R. Franklin, Jr., 62	Area Program Director, Albemarle Mental Health Center; General partner, BCD&F Enterprises and FDR Properties (real estate); all of Elizabeth City, North Carolina.

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Robert Y. Green, Jr., 57	Chief Executive Officer, Caliper, Inc. (power plant maintenance and staffing), Virginia Beach, Virginia.

     The Board of Directors recommends that the shareholders vote for the election of each of the nominees for director listed above. The four nominees receiving the highest number of votes will be elected.

MANAGEMENT OF THE COMPANY

Directors

     The following table shows the names, ages at December 31, 2004, and principal occupations during the past five years of the Company’s Class I and Class II Directors. Other than Jerry T. Womack, who was appointed to the Board in September 2000, and Ollin B. Sykes, who was appointed to the Board in January 2003, each such person has served as a director of the Company or its predecessor, the Bank, since the Bank’s incorporation on November 24, 1998.

Name and age	Principal occupation over the last five years

Listed below are the four persons elected at the 2003 Annual Meeting of Shareholders as Class I directors for three-year terms expiring in 2006:

Robert Willard Luther III, 39	Owner and Manager, Luther’s, Inc., d/b/a Luther Greenhouses; Owner and Manager, Luther Transportation, Inc.; both of Elizabeth City, N.C.

W.C. “Bill” Owens, Jr., 57	President and Manager, W.W. Owens & Sons Moving and Storage, Inc.; President, Albemarle Mini Warehouses, Inc.; Partner, Owens & Robertson (real estate and property rental); General Partner, Owens & Small (real estate development); Vice President, Consolidated Development Corporation (real estate development and property rental); Owner, Owens & Owens (property rental); President, Taylor Mueller Realty (real estate sales); all of Elizabeth City, N.C.

Frank T. Williams, 69	President and Chief Executive Officer, Frank T. Williams Farms, Inc., Virginia Beach, Virginia, and affiliated companies, including: Frank T. Williams & Sons (farming and real estate development), Virginia Beach, Virginia; Currituck Grain, Inc. (grain elevator and feed mill), Moyock, N.C.; Chesapeake Grain Company, Inc. (grain elevator and fertilizer manufacturing), Chesapeake, Virginia; Frank T. Williams Farms, Inc. (trucking), Moyock, N.C.; Creeds & Associates, Inc. (real estate), Virginia Beach, Virginia; Moyock Farms & Associates, Inc. (farming and real estate), Virginia Beach, Virginia; Grain Depot, Inc. (bonded public grain warehouse), Chesapeake, Virginia; Pungo Ferry Landing, Inc. (real estate) Virginia Beach, Virginia, W. W. Realty Associates, LLC, Virginia Beach, Virginia; Sawyer Farm, Inc. (real estate), Virginia Beach, Virginia. President and Chief Executive Officer, Suburban Grading & Utilities, Inc., Norfolk, Virginia.

Jerry T. Womack, 65	President and Chief Executive Officer, Suburban Grading & Utilities, Inc., Norfolk, Virginia.

Listed below are the names of the four persons elected at the 2004 Annual Meeting of Shareholders as Class II directors for three-year terms expiring in 2007.

William Brumsey III, 63	Attorney-at-Law, Currituck, N.C.

James H. Ferebee, Jr., 61	President, Ferebee & Sons, Inc. (farming), Partner, Ferebee IV Partnership (farm management and sales); both of Shawboro, N.C.

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Frances Morrisette Norrell, 44	General Partner, LFM Properties, LLC (real estate development); Elizabeth City, N.C.

Ollin B. Sykes, 53	CPA and Partner, Sykes & Co., P.A. (independent certified public accountants), Edenton, N.C.

Director Relationships

     Board Relationships. No director or principal officer is related to another director or principal officer.

     Other Directorships. No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board Attendance and Fees

     During 2004, the Board held seven meetings. All directors attended at least seventy-five percent of all Board and committee meetings. It is the policy of the Board that all Directors attend shareholder meetings. All of the Directors attended the 2004 Annual Meeting except Directors Luther, Owens, and Twiford.

     During 2004, each Board member received a $600 per month retainer ($1,200 per month for the Chairman of the Executive Committee) and an attendance fee of $100 per Board and committee meeting attended. Employee directors do not receive attendance fees. During 2005, it is expected that each Board member will receive a $700 per month retainer ($1,400 per month for the Chairman of the Executive Committee) and an attendance fee of $100 per Board and committee meeting attended. Each committee chair will receive an additional attendance fee of $100 per committee meeting chaired.

Committees of the Board of Directors

     The Board has established the standing committees described below.

•	Executive Committee. The Executive Committee, between Board meetings and subject to such limitations as may be required by law or imposed by Board resolution, may exercise all of the Board’s authority. The Executive Committee held six meetings during 2004. The Executive Committee presently consists of Directors Berry, Brumsey, Ferebee, Dixon, Norrell, Richard W. Whiting (chair), and Womack. Under the Company’s bylaws, Mr. Whiting was not eligible to be reelected to the Board and his term of office will expire at the annual meeting.

•	Audit Committee. As outlined in the Audit Committee Charter, the Audit Committee is responsible for insuring that the Board receives objective information regarding Company policies, procedures and activities with respect to auditing, accounting, internal accounting controls, financial reporting, and such other Company activities as the Board may direct. The Audit Committee held five meetings during 2004. Please refer to the audit committee report below. All of the members of the Audit Committee satisfy the audit committee independence requirements stated in the rules of The Nasdaq Stock Market, Inc. Members of the Audit Committee are Directors Richard W. Whiting (chair), Sykes, Luther, and Franklin. Director Sykes has been appointed as the audit committee financial expert. His qualifications to serve as the audit committee financial expert are listed under the description of the Class II directors above.

•	Compensation/Personnel/Nominating Committee. The Compensation/Personnel/Nominating Committee performs the dual roles of: (i) identifying individuals qualified to become Board members; and (ii) determining the compensation of the executive officers of the Company and providing oversight to the employee benefit plans for the Company. The Committee’s nominating committee functions include, among other things, identifying the names of persons to be considered for nomination and election by the Company’s shareholders and, as necessary, recommending to the Board the names of persons to be appointed to the Board to fill vacancies as they occur between annual shareholder meetings. In identifying prospects for the Board, the Committee will consider individuals recommended by shareholders. Names and resumes of nominees should be forwarded to the Corporate Secretary who will submit them to the Committee for consideration. See “Director

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Nominations” below. The Committee’s compensation committee functions include establishing the annual compensation, including salary, stock option plans, incentive compensation and other benefits, for senior management and providing oversight for the employee benefit plans for the other Company employees. The Committee held three meetings during 2004. Members of the Compensation/Personnel/Nominating Committee are Director Womack (chair), Brumsey, Franklin, Green, Norrell, Twiford, Whiting, and Williams.

•	Other standing committees. The Board has approved two additional standing committees to which certain responsibilities have been delegated. These are the Loan Committee and the Investment Committee.

Director Nominations

     The charter for the Compensation/Personnel/Nominating Committee is available on the Company’s corporate website located at http://www.gatewaybankandtrust.com. At such time as there is a need for nominations to the Board, the Company’s bylaws require that nominations for election to the Board shall be made by the Nominating Committee appointed by the Board. All members of the Board also serve on the bank subsidiary’s board of directors. The banking laws of the state of North Carolina require directors of a bank to own Shares having at least $1,000 in book value. The nomination of any person for election to the Board may also be made by a shareholder entitled to vote on such election if written notice of the nomination of such person is made in writing and delivered to one of the officers of the Company not less than seven days nor more than sixty days prior to any meeting of shareholders called for the election of directors. See “DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS — Nominations of directors” in this proxy statement for further details.

Shareholder Communications with Directors

     The Company encourages all shareholders who wish to communicate with any of the Directors to do so electronically by sending an email to the following address: directors@gatewaybankandtrust.com or by sending such inquiries by mail or telephone to the Company. The Company will forward all communications to the named Director or, if no particular Director is named, to the appropriate committee of the Board for consideration.

Code of Ethics

     The Company has adopted a Code of Ethics for Senior Officers to resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all senior officers, including the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. The Code of Ethics is available on the Company’s corporate website located at http://www.gatewaybankandtrust.com. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, made with respect to any of our executive officers on that website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Report of the Audit Committee

     In accordance with its written Charter, the Audit Committee supervises the quality and integrity of the accounting, auditing and financial reporting practices of the Company on behalf of the Board. Management has the primary responsibility for preparing the consolidated financial statements and managing the reporting process, including the system of internal controls. As required by the Audit Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the Audit Committee, and at least one member has accounting or related financial management expertise, all as stated in the rules of The Nasdaq Stock Market, Inc. In fulfilling its oversight responsibilities, the Audit Committee discussed and reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements of the Company.

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     The Audit Committee discussed and reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited consolidated financial statements with accounting principles generally accepted in the United State of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Principles No. 90 (Communication with Audit Committees).

     In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors’ independence required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors’ independence, and considered the compatibility of nonaudit services with the auditor’s independence.

     The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, and the internal audit function’s organization, responsibilities, budget and staffing.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also approved the reappointment of the independent auditors.

     This report is submitted by the Audit Committee: Richard W. Whiting (chair), Ollin B. Sykes, Robert W. Luther III, and Charles R. Franklin, Jr.

Principal Officers

     Other than D. Ben Berry, Chairman, President and Chief Executive Officer of the Company, whose information appears above under the description of Class III Directors, the principal executive officers of the Company and their ages at December 31, 2004 are:

     David R. Twiddy, age 47, has served as a Senior Executive Vice President of the Company since 2002. Prior to that, he served as President of the Bank’s subsidiaries, Gateway Insurance Services, Inc. and Gateway Investment Services, Inc., since January 2000. Prior to that, Mr. Twiddy was Vice-President of the predecessor insurance agencies for Gateway Insurance Services, Inc.

     Mark A. Holmes, age 48, has served as the Senior Executive Vice President, Treasurer and Chief Financial Officer for the Company since its formation and for the Bank since the Bank’s incorporation in 1998. Prior to his employment by the Bank, Mr. Holmes was the Executive Vice President, Chief Executive Officer and Cashier for the Morris Plan Bank in Burlington, North Carolina.

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Executive Compensation

     Cash Compensation. During 2004, the Company had no employees of its own and all employees were compensated by the Bank, the principal subsidiary of the Company. This table sets forth certain information regarding the annual and long term compensation paid by the Bank to or for our Chief Executive Officer and each of the other executive officers named in the table (our “named executive officers”) during the fiscal years ended December 31, 2002, 2003 and 2004.

Summary Compensation Table
		Annual compensation			Long-term compensation
				Other annual		All other
Name and				compensation	Options/	compensation
Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	SARs(#)	($)(2)

D. Ben Berry	2004	258,801	75,000	7,200	55,000	13,000
Chairman, President	2003	206,242	48,500	6,000	- 0 -	12,000
and CEO	2002	178,660	70,000	6,000	- 0 -	11,000

David R. Twiddy	2004	157,968	35,000	- 0 -	30,000	11,578
Senior Executive	2003	136,242	20,500	- 0 -	- 0 -	9,405
Vice President	2002	130,326	29,000	- 0 -	- 0 -	9,615

Mark A. Holmes	2004	147,968	35,000	- 0 -	20,000	10,978
Senior Executive	2003	131,242	16,000	- 0 -	- 0 -	8,835
Vice President	2002	121,579	29,000	- 0 -	- 0 -	9,035

(1)	Directors’ fees. The value of non-cash compensation paid to the officer during the fiscal years disclosed did not exceed 10% of the officer’s cash compensation.

(2)	Consists entirely of the Bank’s contribution on behalf of the officer under the Bank’s salary deferral plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (“401(k) Plan”).

     Options granted. The following table contains information with respect to stock options to purchase shares of the Common Stock granted to the named executive officers during 2004.

Option/SAR Grants in Last Fiscal Year - Individual Grants

	Number of	Percent of
	securities	total
	underlying	Options/SARs
	Options/	granted to	Exercise or
	SARs	employees	base price	Expiration
Name	Granted (#)	in 2004 (%)	(per Share)	Date
D. Ben Berry	35,000	17.9	$15.95	November 23, 2014
	20,000	(1)	$15.95	November 23, 2014
David R. Twiddy	30,000	15.4	$15.95	November 23, 2014
Mark A. Holmes	20,000	10.2	$15.95	November 23, 2014

(1)	These were granted for his role as a director. All directors of the Company were granted 20,000 options.

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     Options Held. The following table contains information with respect to stock options to purchase shares of the common stock of the Company held by the named executive officers during 2004.

Aggregated Option Exercises in 2004 and December 31, 2004, Option Values___________

			Number of Unexercised		Value of Unexercised
	Shares		Options		In-the-Money Options
	Acquired on	Value	at December 31, 2004		at December 31, 2004(1)
Name	Exercise (#)	Realized ($)	Exercisable/Unexercisable		Exercisable/Unexercisable
D. Ben Berry	-0-	-0-	138,113	35,717	$865,192	$63,445
David R. Twiddy	-0-	-0-	36,074	18,396	$170,649	$30,624
Mark A. Holmes	-0-	-0-	59,969	13,396	$396,585	$30,174

(1)	Value represents the difference between the fair market value ($16.04) and the exercise price for the unexercised options at December 31, 2004.

Employment Agreements

     Terms of the agreements. The Bank is a party to employment contracts (the “Agreements”) with D. Ben Berry, Chairman, President and Chief Executive Officer of the Company and the Bank, and David R. Twiddy and Mark A. Holmes, Senior Executive Vice Presidents of the Company and the Bank. Mr. Holmes’ Agreement became effective December 1, 1998 for a term of three years. Mr. Twiddy’s Agreement became effective July 23, 2003 (which replaced an earlier agreement) for a term of three years. Mr. Berry’s Agreement became effective March 1, 2004 (which replaced an earlier agreement) for a term of three years. On each anniversary of the effective date of the Agreements, the term of the each Agreement is automatically extended for an additional one year period beyond the then effective expiration date unless written notice from the Bank or the officer is received 90 days prior to the anniversary date advising the other that the Agreement shall not be further extended. No such notice has been given by either such party. In addition, the officers have the option to terminate the Agreements upon sixty days’ written notice to the Bank. While each officer is employed by the Bank and for one year following termination of employment, the Agreements prohibit each officer from competing with the Bank. Under each of their Agreements, Mr. Berry and Mr. Twiddy are provided with the use of an automobile pursuant to the policies of the Bank. Under the Agreements, each officer is entitled to payment of his country club expenses and also is entitled to all fringe benefits that are generally provided by the Bank for its employees.

     Under the Agreements, each officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Compensation Committee. Mr. Berry’s compensation at January 1, 2005 was $325,000. Mr. Twiddy’s compensation pursuant to the contract for 2005 has been established by the Compensation Committee at $200,000. Mr. Holmes’ compensation pursuant to the contract for 2005 has been established by the Compensation Committee at $165,000.

     Change of control provisions. The Agreements provide for certain payments to each officer upon any change of “control” of the Bank. “Control” is defined, under the Agreements, to mean any of the following events:

     (i) After the effective date of the Agreements, any “person” (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Bank, or acquires control of, in any manner, the election of a majority of the directors of the Bank; or

     (ii) The Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where the Bank is not the surviving corporation in such transaction; or

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     (iii) All or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group.

     Upon any such change in control, each officer has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change in control, he has not been assigned duties, responsibilities and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under the Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

     Upon his termination of employment upon a change in control, whether voluntary or involuntary, the Bank has agreed to pay each officer an amount equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). This compensation is payable, at each officer’s option, either by lump sum or in 36 equal monthly installments. The Bank has the right, under the Agreements, to reduce any such payments as necessary under the Code to avoid the imposition of excise taxes on each officer or the disallowance of a deduction to the Bank.

Company Transactions with Directors and Officers

     The Company’s principal subsidiary, the Bank, expects to have transactions in the ordinary course of its business with the Company’s directors, principal officers and their associates. All transactions with directors, principal officers and their associates are made in the ordinary course of the Bank’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and do not involve more than normal risks of collectibility or present other unfavorable features.

Reports of Changes in Beneficial Ownership

     Directors and principal officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Shares. Based solely on a review of reports filed by the Company on these individuals’ behalf, all such required reports were timely filed, except for Director Williams, who filed 14 transactions late, and Director Sykes, who filed one transaction late.

PROPOSAL 2: APPROVAL OF THE 2005 OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN

     On October 25, 2004, the Board adopted the 2005 Omnibus Stock Ownership And Long Term Incentive Plan (the “Omnibus Plan”), subject to shareholder approval. An aggregate of 600,000 Shares has been reserved for issuance by the Company under the terms of the Omnibus Plan pursuant to the grant of incentive stock options, non-statutory stock options, restricted stock grants, long-term incentive compensation units and stock appreciation rights. As of March 15, 2005, the Company had 655,977 Shares available for grant or issued under its existing stock option plans. The purpose of the Omnibus Plan is to increase the performance incentive for employees and directors of the Company, to encourage the continued employment of current employees, and to attract new employees and directors by facilitating their purchase of a stock interest in the Company. As of March 15, 2005, the Company had twelve directors and over 190 employees. The Omnibus Plan is administered by the Compensation/Personnel/Nominating Committee (See “Management of the Company — Committees of the Board of Directors”). Each grant will be evidenced by a written agreement with the participant.

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Options

     The Company will receive no monetary consideration for the granting of an option. The consideration, if any, which the Company receives from the granting of such stock options is the further dedication of its employees and directors in the performance of their responsibilities, duties and functions on behalf of the Company. Upon the exercise of options, the Company will receive payment of cash, Shares, or a combination of cash and Shares from the optionee in exchange for shares issued.

     Incentive stock option grants. Options may be granted under the Omnibus Plan with the intention to qualify as “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code (“ISO”). Under the Internal Revenue Code, ISOs may only be granted to eligible employees of the Company and afford favorable tax treatment to recipients upon compliance with certain restrictions but do not result in tax deductions to the Company. No member of the Compensation/Personnel/Nominating Committee (“Compensation Committee”) will be eligible to receive an ISO grant under the Omnibus Plan. No more than 150,000 Shares under the Omnibus Plan may be granted as ISOs.

     Employees of the Company will be eligible to receive an ISO grant under the Omnibus Plan at no cost to them other than the option exercise price. Generally, the exercise price for options granted pursuant to the Omnibus Plan may not be less than 100% of the fair market value of the Shares on the date of the grant. No ISO will be exercisable more than ten years after the date that it is granted. In the case of an employee who owns more than 10% of the Shares at the time the ISO is granted, the option price may not be less than 110% of the fair market value of the Shares on the date of the grant, and the ISO shall not be exercisable more than five years from the date it is granted. (There are no such employees at this time). The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution. In the event that a participant ceases to serve as an employee of the Company for the reason of retirement, an exercisable ISO will continue to be exercisable for three months but in no event after the expiration of the date of the option. In the event of the disability or in the event of the death of a participant during such service or within three months following retirement, an exercisable ISO will continue to be exercisable for 12 months from the date of disability or death to the extent it was exercisable by the participant immediately prior to disability or death. Options are not exercisable unless the optionee completes at least one year of continuous employment from the date of the grant of the option.

     Subject to alternative minimum tax rules under the Internal Revenue Code, a recipient of an ISO grant will not be taxed upon either the grant of the ISO or on the date he or she exercises the ISO. Unless subject to the alternative minimum tax, a recipient will be taxed only upon the sale of the stock underlying the ISO and will be taxed on the difference between the option price and the sales price of the stock. The taxable amount will be treated as capital gain. In order to receive this favorable tax treatment, optionees may not exercise such options until the expiration of a one-year waiting period from the date of the grant and may not dispose of any shares acquired pursuant to the exercise of stock options for two years from the date of the grant. If the federal tax requirements are satisfied, the Company will receive no corresponding deduction for any portion of the ISO.

     Non-statutory stock option grants. Options may be granted under the Omnibus Plan that do not qualify as “incentive stock options” within the meaning of Section 422A of the Internal Revenue Code and do not afford favorable tax treatment to recipients (“NSSO”). Directors and employees of the Company are eligible to receive NSSO grants under the Omnibus Plan. NSSO grants under the Omnibus Plan do result in tax deductions to the Company.

     Directors and employees of the Company will be eligible to receive a NSSO grant under the Omnibus Plan at no cost to them other than the option exercise price. The options must be exercised within ten years from the date of grant. In the event that a participant ceases to service with the Company for any reason other than cause, as defined in the NSSO Plan, an exercisable NSSO will continue to be exercisable upon the terms and conditions contained in the grant. Termination for cause will terminate the NSSO. In the event of the death of a participant during service, an exercisable NSSO will continue to be exercisable for 12 months from the date of death to the extent it was exercisable by the participant immediately prior to death.

     A recipient of an NSSO grant under the Omnibus Plan will not be taxed upon the grant of the option. Upon the date he or she exercises the NSSO, the recipient will have taxable ordinary income on the difference between the

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option price and the fair market value of the stock on the date of exercise. The Company will receive a tax deduction for any amount recognized by the recipient as ordinary income.

Restricted stock grants.

     Restricted stock may be granted under the Omnibus Plan to directors and employees of the Company. Restricted stock grants under the Omnibus Plan do result in tax deductions to the Company. Directors and employees of the Company will be eligible to receive a restricted stock grant under the Omnibus Plan at no cost to them unless the Compensation Committee specifies a purchase price in the grant. In the event that a participant does not satisfy any conditions specified in the grant, some or all of the restricted stock will be forfeited.

     A recipient of a restricted stock grant under the Omnibus Plan may elect to be taxed upon the grant of the restricted stock in an amount equal to the fair market value of the stock on the date of grant. Otherwise, the recipient will be taxed upon the grant of the restricted stock in an amount equal to the fair market value of the stock on the date that any conditions on the grant end. The Company will receive a tax deduction for the amount recognized by the recipient as ordinary income.

Long-term incentive compensation units.

     Long-term incentive compensation units may be granted under the Omnibus Plan to employees of the Company. Long-term incentive compensation units may consist of stock and cash. Long-term incentive compensation units under the Omnibus Plan do result in tax deductions to the Company. Employees of the Company will be eligible to receive a grant of long-term incentive compensation units under the Omnibus Plan at no cost to them. Long-term incentive compensation units will be distributed only after the end of a performance period established by the Compensation Committee. In the event that the conditions specified for the performance period are not satisfied, part or all of the long-term incentive compensation units will be forfeited. In the event of death, disability, or retirement of a unit recipient prior to the end of performance period, a pro rata number of the units will be distributed. In the event that a unit recipient terminates status as an employee prior to the end of the performance period, all of the long-term incentive compensation units will be forfeited

     A recipient of a grant of long-term incentive compensation units under the Omnibus Plan will be taxed upon the value of the stock portion of the unit in an amount equal to the fair market value of the stock at the date that the shares are issued after the end of the performance period. The Company will receive a tax deduction for the amount recognized by the recipient as ordinary income.

Stock appreciation rights.

     Stock appreciation rights may be granted under the Omnibus Plan to employees of the Company. A recipient of a grant of a stock appreciation right will be entitled to a payment of the difference between the initial base value of the right (as established in the grant) and the fair market value of a number of shares of stock (also as established in the grant) at the date of the exercise of the stock appreciation right. Stock appreciation rights under the Omnibus Plan do result in tax deductions to the Company. Employees of the Company will be eligible to receive a grant of stock appreciation rights under the Omnibus Plan at no cost to them. The stock appreciation rights must be exercised within the period specified in the grant, which may not exceed ten years from the date of grant.

     A recipient of stock appreciation rights under the Omnibus Plan will not be taxed upon the grant of the stock appreciation rights. Upon the date he or she exercises the stock appreciation rights, the stock appreciation rights recipient will have taxable ordinary income on the difference between the stock appreciation right initial base value and the fair market value of the stock on the date of exercise. The Company will receive a tax deduction for any amount recognized by the recipient as ordinary income.

Effectiveness.

     If the Omnibus Plan is approved by the shareholders, the Omnibus Plan will become effective immediately. If the Omnibus Plan is not approved by the shareholders, it will be of no effect. Grants previously made under the Omnibus Plan will be forfeited (See “Interest of certain persons” below).

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     The Omnibus Plan may be deemed an anti-takeover measure. Shares available under the Omnibus Plan may be issued only to management of the Company. Holders of these additional Shares will have the voting rights that accompany those Shares. Unless additional Shares are sold in a public or private offering, the Shares issued pursuant to the Omnibus Plan will be the only newly-issued Shares. As a result, the voting power of all other shareholders may be diluted as the number of Shares held by management increases and the number of Shares held by other shareholders remains constant. The increased voting power held by management could help management defeat shareholder proposals unfavorable to management, shareholder nominees for directors unacceptable to management, and mergers, tender offers or other transactions requiring shareholder approval that are unfavorable to management, even though such shareholder proposal, shareholder nominee for director, merger, tender offer or other transaction may be considered by others to be favorable to the shareholders and to the Company.

Interests of certain persons.

     The Compensation/Personnel/Nominating Committee has granted, subject to shareholder approval, each director 20,000 NSSOs under the Omnibus Plan, or a total of 280,000 options to all directors as a group. Certain executives of the Company have also been granted options pursuant to the Omnibus Plan (see “Executive Compensation – Option Grants” under Management of the Company above). In addition to the 20,000 NSSOs he received as a director of the Company, D. Ben Berry, Chairman, President and Chief Executive Officer of the Company was granted an additional 35,000 NSSOs for his service as an employee of the Company pursuant to the Omnibus Plan. David R. Twiddy and Mark A. Holmes, Senior Executive Vice Presidents of the Company, were granted 30,000 and 20,000 NSSOs, respectively, pursuant to the Omnibus Plan, for a total of 85,000 options to all executive officers as a group. Excluding these named executive officers, a total of 95,000 options were granted to all employees as a group. The exercise price of the NSSO grants to directors and employees was $15.95 per Share. On March 30, 2005, the closing price of the Shares on the Nasdaq National Market was $18.04 per share.

The Board of Directors recommends that shareholders vote FOR approval of the 2005 Omnibus Stock Ownership And Long Term Incentive Plan. Proposal 2 will be approved if the number of votes cast for the proposal exceeds the number of votes cast against the proposal.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Company’s independent certified public accountant for the year ended December 31, 2004, was Dixon Hughes PLLC (“Dixon Hughes”), which has also been retained by the Audit Committee as the Company’s independent certified accountant for the year ended December 31, 2005. Representatives of Dixon Hughes will be present at the Annual Meeting with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

     Audit fees. Audit fees include fees billed to the Company by Dixon Hughes in connection with the annual audit of the Company’s consolidated financial statements, reviews of the Company’s interim financial statements, report production assistance related to these consolidated financial statements and review thereof, and comfort letter and consents issued regarding the Company’s registration statement issued in 2004 for an offering of its common stock. The aggregate fees billed or expected to be billed to the Company by Dixon Hughes for audit services rendered to the Company for the fiscal years ended December 31, 2003 and 2004 were $65,963 and $143,752, respectively.

     Audit-Related fees. Audit related services include attest services to verify collateral for Federal Home Loan Bank advances, and routine accounting consultations. The aggregate fees billed to the Company by Dixon Hughes for audit-related services for the fiscal years ended December 31, 2003 and 2004 were $8,744 and $4,568, respectively.

     Tax fees. Tax fees include corporate tax compliance, as well as counsel and advisory services. The aggregate fees billed to the Company by Dixon Hughes for tax related services for the fiscal years ended December 31, 2003 and 2004 were $7, 097 and $10,780, respectively.

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     All other fees. There were no additional fees billed to the Company by Dixon Hughes during the fiscal years ended December 31, 2003 and 2004

     In accordance with its Audit Committee Charter, the Company’s Audit Committee must approve in advance any audit and permissible non-audit services provided by the Company’s independent auditors and the fees charged.

ANNUAL REPORT

     In accordance with the regulations of the Securities and Exchange Commission, the Company’s 2004 Annual Report on Form 10-KSB for the year ended December 31, 2004, including the consolidated financial statements and schedules, accompanies this Proxy Statement. No part of the 2004 Annual Report shall be regarded as proxy-soliciting materials or as a communication by means of which any solicitation is being or is to be made. The Company will furnish any exhibit to the Form 10-KSB upon payment of the cost of copying the exhibit, upon written request to: Mark A. Holmes, Senior Executive Vice President, Gateway Financial Holdings, Inc., 1145 North Road Street, Elizabeth City, North Carolina 27909.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     How to submit proposals for possible inclusion in the 2006 proxy materials: For shareholder proposals to be considered for inclusion in the proxy materials for the Company’s 2006 Annual Meeting, any such proposals must be received at the Company’s principal office (currently: Gateway Financial Holdings, Inc., 1145 North Road Street, Elizabeth City, North Carolina 27909) not later than December 2, 2005. In order for a proposal to be included in the Company’s proxy material for an annual meeting, the person submitting the proposal must own, beneficially or of record, the lesser of 1% or $2,000 in market value of the Shares entitled to be voted on that proposal at the annual meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities and Exchange Act or related SEC regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.

     Shareholder proposals after December 2, 2005: Proposals submitted after December 2, 2005 will not be included in the proxy materials for the 2006 Annual Meeting. However, if a shareholder wishes to have a proposal considered at the 2006 annual meeting as other business, any such proposals should be delivered to the Company’s principal office no later than February 16, 2006. Management proxies shall have discretionary authority to vote on any proposals received after February 16, 2006.

     Nominations of directors: The nomination of any person for election to the Board may be made by a shareholder entitled to vote on such election if written notice of the nomination of such person shall have been delivered to the Company’s Secretary at the principal office of the Company not less than seven days nor more than 60 days prior to the date of the annual meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made, and of the person or persons to be nominated; (b) the class and number of shares of stock of the Company which are owned beneficially and of record by such shareholder and such beneficial owner, and a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) all other information regarding each nominee proposed by such shareholder as would be required to be included in proxy statement for the meeting if the nominee had been nominated by the Board; and (e) the written consent of each nominee to serve as director of the Company if so elected. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders’ meeting and, upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.

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OTHER MATTERS

     Management knows of no other matters which will be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgement.

By order of the Board of Directors,

D. Ben Berry
Chairman, President and Chief Executive Officer

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Gateway Financial Holdings, Inc.

2005 OMNIBUS STOCK OWNERSHIP AND
LONG TERM INCENTIVE PLAN

THIS IS THE 2005 OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN (“Plan”) of Gateway Financial Holdings, Inc. (“the Corporation” or “Company”), a North Carolina corporation with its principal office in Pasquotank County, North Carolina, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, and/or Units may be granted from time to time to Eligible Employees and, where applicable, to Directors of the Corporation and of any of its Subsidiaries (the “Subsidiaries”), subject to the following provisions:

ARTICLE I

DEFINITIONS

The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

Annual Vesting Amount. With respect to any calendar year, the aggregate fair market value of stock subject to ISOs that are first exercisable during such calendar year for any Optionee, which may not exceed $100,000. The aggregate fair market value of stock with respect to which ISOs are first exercisable during any calendar year shall be determined by taking into account all ISOs granted to such person under all incentive stock options plans of the Corporation or of any of its parent or subsidiary corporations.

Base Value. The Fair Market Value of a share of Common Stock on the date of issuance of a SAR.

Board. The Board of Directors of Gateway Financial Holdings, Inc.

Change in Control Transaction. The dissolution or liquidation of the Corporation; a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to Rights hereunder are changed into or exchanged for cash or property or securities not of the Corporation’s issue; or a sale of all or substantially all of the assets of the Corporation to, or the acquisition of stock representing more than twenty-five percent (25%) of the voting power of the capital stock of the Corporation then outstanding by, another corporation, bank, other entity or person, other than pursuant to a merger in which the Corporation is the surviving entity.

Code. The Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

Committee. The Compensation Committee of the Board.

Common Stock. The Common Stock, no par value, of the Corporation.

Death. The date of death of an individual who has received Rights as established by the relevant death certificate.

Director. A member of the Board.

Disability. The date on which an individual who has received Rights becomes permanently and totally disabled within the meaning of Section 22 (e) (3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

Distribution Date. March 15th in the year of distribution of a Retained Unit in cash or Stock under Article V (or the first business day thereafter), except that in the case of special distributions, the Distribution Date shall be the first business day of the month in which the Committee determines the amount and form of the distribution.

Dividend Equivalent Credit. An amount equal to the dividend payable on one share of Common Stock determined and credited on the dividend payment date to each Unit Recipient’s account for each Unit which has been awarded to the Unit Recipient and not converted to a Retained Unit or canceled.

Dividend Equivalent Unit. A Unit awarded pursuant to a Dividend Equivalent Credit.

Effective Date. The date as of which this Plan is effective, which shall be the date it is adopted by the Board.

Eligible Employees. Those individuals who meet the following eligibility requirements:

(i)	Such individual must be a full time employee of the Corporation or a Subsidiary. For this purpose, an individual shall be considered to be an “employee” only if there exists between the Corporation or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

(ii)	Such individual is identified by the Committee as a key employee who is in a position to significantly influence the long-term success of the Corporation.

(iii)	If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

(iv)	Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

Exercise Price. The price at which an Option may be exercised.

Fair Market Value. With respect to the Corporation’s Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

(i)	if the Common Stock was traded on a stock exchange on the date as of which such determination is made, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

(ii)	if on the date as of which such determination is made, quotations for the Common Stock are regularly listed on the NASDAQ system or another comparable system, the fair market value of a share of Common Stock shall be deemed to be equal to the closing price for the Common Stock quoted on such system for the trading date first preceding the date as of which such determination is made; and if a closing price is not available for such date, then the fair market value shall be equal to the closing price on the most recent trading day for which such a price is available;

(iii)	if no such quotations are available, the fair market value of a share of Common Stock shall be deemed to be the average of the closing bid and asked prices furnished by a professional securities dealer making a market in such shares, as selected by the Committee, for the trading date first preceding the date as of which such determination is made; and

(iv)	if the Committee determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Committee may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan. In such case, the Committee shall maintain a written record of its method of determining Fair Market Value.

Holder. An individual granted Rights to Restricted Stock

ISO. An “incentive stock option” as defined in Section 422 of the Code.

Just Cause Termination means:

(i)	with respect to the Company or any subsidiary which employs the recipient of any rights under the Plan (the “recipient”) or for which such recipient primarily performs services, the commission by the recipient of an act of fraud, embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), or any act or practice which the Committee shall, in good faith, deem to have resulted in the recipient’s becoming unbondable under the Company’s or the subsidiary’s fidelity bond;

(ii)	the willful engaging by the recipient in misconduct which is deemed by the Committee, in good faith, to be materially injurious to the Company or any subsidiary, monetarily or otherwise, including, but not limited, improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company or any subsidiaries and competing with the Company or its subsidiaries, or soliciting employees, consultants or customers of the Company in violation of law or any employment or other agreement to which the recipient is a party; or

(iii)	the willful and continued failure or habitual neglect by the recipient to perform his or her duties with the Company or the subsidiary substantially in accordance with the operating and personnel policies and procedures of the Company or the subsidiary generally applicable to all their employees. For purposes of this Plan, no act or failure to act by the recipient shall be deemed be “willful” unless done or omitted to be done by recipient not in good faith and without reasonable belief that the recipient’s action or omission was in the best interest of the Company and/or the subsidiary. Notwithstanding the foregoing, if the recipient has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines “Cause,” then the definition of “Cause” in such agreement shall apply to the recipient in this Plan. “Cause” under either (i), (ii) or (iii) shall be determined by the Committee.

NASDAQ. National Association of Securities Dealers Nasdaq system.

Non-Qualified Option. Any Option granted under Article III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

Option Agreement. The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under Article III.

Optionee. An individual granted an Option under Article III.

Option Period. The period ending on the expiration date of each Option, which shall not exceed 10 years from the date of grant of the Option.

Options. ISOs and Non-Qualified Options are collectively referred to herein as “Options;” provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

Performance Period. A period of two or more years during which certain criteria must be met in order for Units to become Retained Units.

Plan Pool. A total of 600,000 shares of authorized, but unissued, shares of Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

Registration. The registration by the Corporation of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan under the 1933 Act and applicable state “Blue Sky” and securities laws.

Retained Units. Units which Unit Recipients receive based upon the satisfaction of performance goals during a Performance Period.

Restricted Stock. The Stock that a Holder shall be awarded with restrictions when, as, in the amounts and with the restrictions described in Article IV.

Restricted Stock Grant Agreement. The agreement between the Corporation and a Holder with respect to Rights to Restricted Stock, including such terms and provisions as are necessary or appropriate under Article IV.

Retirement. “Retirement” shall mean:

(i)	the termination of an Eligible Employee’s employment under conditions which would constitute “normal retirement” or “early retirement” under any tax qualified retirement plan maintained by the Corporation or a Subsidiary, or

(ii)	termination of employment after attaining age 65 (except in the case of a Just Cause Termination).

Rights. The rights to exercise, purchase or receive the Options, Restricted Stock, Units and SARs described herein.

Rights Agreement. An Option Agreement, a Restricted Stock Grant Agreement, a Unit Agreement or an SAR Agreement.

SAR. The Right of an SAR Recipient to receive cash when, as and in the amounts described in Article VI.

SAR Agreement. The agreement between the Corporation and an SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under Article VI.

SAR Exercise Date. The date notice is received by the Corporation that a SAR is being exercised.

SAR Period. The period ending on the expiration date or dates of each SAR, which date shall be not later than ten (10) years after the date such SAR is granted.

SAR Recipient. An individual to whom SARs are granted.

SAR Vesting Period. The period or periods of time within which each SAR or portion thereof will first become exercisable.

SEC. The Securities and Exchange Commission.

Stock. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

Tax Withholding Liability. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.

Transfer. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

Units. The Right of a Unit Recipient to receive a combination of cash and Stock when, as and in the amounts described in Article V.

Unit Agreement. The agreement between the Corporation and Unit Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under Article V.

Unit Recipient. An individual granted a Unit.

Vesting Period. The period or periods of time within which each Option or portion thereof will first become exercisable.

1933 Act. The Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

1934 Act. The Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

ARTICLE II

GENERAL

Section 2.1. Purpose.

The purposes of this Plan are to encourage and motivate Directors and selected key employees to contribute to the successful performance of the Corporation and its Subsidiaries and the growth of the market value of the Corporation’s Common Stock; to achieve a unity of purpose between such Directors, employees and shareholders by providing ownership opportunities, and, when viewed in conjunction with potential benefit plans for members of the Board and the Boards of Directors of some or all of the Subsidiaries, to achieve a unity of purpose between such employees and directors in the achievement of the Corporation’s primary long term performance objectives; and to retain such employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Employees and Directors pursuant to the terms of this Plan

Section 2.2. Administration.

(a)	The Plan shall be administered by the Committee. The Committee may designate any officers or employees of the Corporation or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

(b)	Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion:

(i)	to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical);

(ii)	to define the terms used in the Plan and in the Rights granted hereunder;

(iii)	to prescribe, amend and rescind the rules and regulations relating to the Plan;

(iv)	to determine the Eligible Employees and Directors to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise price or, other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and

(v)	to make all other determinations and interpretations necessary or advisable for the administration of the Plan.

(c)	It shall be in the discretion of the Committee to grant Options to purchase shares of Stock to Eligible Employees which qualify as ISOs under the Code. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

(d)	The intent of the Corporation is to effect the Registration. In such event, the Corporation shall make available to Eligible Employees and Directors receiving Rights and/or shares of Stock in connection therewith all disclosure documents required under applicable federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right and/or shares of Stock in connection therewith with such information about the Corporation as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Corporation and the terms and conditions of the Rights granted under this Plan. In addition, if such Registration shall not occur, the Committee shall be responsible for determining the maximum number of Eligible Employees and the suitability of particular persons to be Eligible Employees in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

(e)	In determining the Eligible Employees to whom Rights may be granted and the number of shares of Stock to be covered by each Right, the Committee shall take into account the nature of the services rendered by such Eligible Employees and Directors, their present and potential contributions to the success of the Corporation and/or a Subsidiary and such other factors as the Committee shall deem relevant. An Eligible Employee or Director who has been granted a Right under this Plan may be granted an additional Right or Rights under this Plan if the Committee shall so determine. If pursuant to the terms of this Plan, or otherwise in connection with this Plan, it is necessary that the percentage of stock ownership of an Eligible Employee be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

(f)	The granting of Rights pursuant to this Plan is in the exclusive discretion of the Committee, and until the Committee acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

Section 2.3. Stock Available For Rights.

(a)	Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs and Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under this Plan to any Eligible Employee or Director expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of existence of this Plan as described in Section 7.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

(b)	In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price or value pertaining to, and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee and when so approved will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. No such adjustments will be required by reason of (i) the issuance or sale by the Corporation for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Corporation or any Subsidiary in connection therewith.

(c)	The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(d)	No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

Section 2.4. Severable Provisions.

The Corporation intends that the provisions of each of Articles III, IV, V and VI, in each case together with Articles I, II and VII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.

Article III

OPTIONS

Section 3.1. Grant of Options.

(a)	The Company may grant Options to Eligible Employees as provided in this Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, and (ii) the execution and delivery of an Option Agreement by the Optionee and a duly authorized officer of the Company. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan, except that Options for not more than 150,000 shares of Stock may be granted as ISOs.

(b)	The Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. ISOs may only be granted to Eligible Employees. In accordance with Section 422 (d) of the Code, the aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year may not exceed the Annual Vesting Amount. If an Optionee is granted Options in excess of the Annual Vesting Amount, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the Annual Vesting Amount, such excess Options shall be Non-Qualified Options.

Section 3.2. Exercise Price.

The initial Exercise Price of each Option granted under this Plan shall be determined by the Committee in its discretion; provided, however, that the Exercise Price of an ISO shall not be less than (i) the Fair Market Value of the Common Stock on the date of grant of the Option, in the case of any Eligible Employee who does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422 (b) (6) of the Code), or (ii) one hundred and ten percent (110%) of such Fair Market Value in the case of any Eligible Employee who owns stock in excess of such amount.

Section 3.3. Terms and Conditions of Options.

(a)	All Options must be granted within ten (10) years of the Effective Date.

(b)	The Committee may grant ISOs and Non-Qualified Options, either separately or jointly, to an Eligible Employee. The Committee may only grant Non-Qualified Options to Directors.

(c)	Each grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

(d)	Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option to an Eligible Employee under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(e)	Except as otherwise provided herein, each Option Agreement may specify the Vesting Period with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

(f)	Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

(g)	An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Options granted to the Optionee until payment in full of the Exercise Price by such Optionee for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Section 2.3(b).

Section 3.4. Exercise of Options.

(a)	An Optionee must be an Eligible Employee or Director at all times from the date of grant until the exercise of the Options granted, except as provided in Section 3.5.

(b)	An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the

Tax Withholding Liability pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

(c)	As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company’s Tax Withholding Liability required in connection with such exercise.

(d)	The Exercise Price of an Option shall be payable to the Company either (i) in United States dollars, in cash or by check, or money order payable to the order of the Company, or (ii) at the discretion of the Committee, through the delivery of shares of the Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of Stock as to which the Option is then being exercised) with a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee, by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

Section 3.5. Term and Termination of Option.

(a)	The Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option was granted. In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. The Committee may extend the expiration date or dates of an Option Period of any Non-Qualified Option after such date was originally set; provided, however such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

(b)	In the event of the termination of employment of an Optionee either by reason of (i) Just Cause Termination, or (ii) voluntary separation on the part of such Optionee for a reason other than Retirement or Disability, any Option or Options granted to the Optionee under this Plan, to the extent not previously exercised or surrendered by the Optionee, or expired by their terms, shall immediately terminate.

(c)	In the event of the termination of employment of an Optionee as a result of such Optionee’s Retirement, such Optionee shall have the right to exercise any Option or Options granted to the Optionee under this Plan, to the extent that they have not previously been exercised or surrendered by the Optionee, or expired by their terms, for a period of three (3) months after the date of retirement, but in no event may any Option be exercised later than the end of the Option Period. Notwithstanding any other provision contained herein, or in any Option Agreement, upon Retirement, any Option then held by an Optionee shall be exercisable immediately in full.

(d)	In the event of the termination of employment of an Optionee by reason of such Optionee’s Disability, such Optionee shall have the right to exercise any Option or Options held by the

Optionee, to the extent that they previously have not been exercised or surrendered by the Optionee, or expired by their terms, notwithstanding any limitations placed on the exercise of such Options by this Plan or an Option Agreement, immediately in full and at any time within twelve (12) months after the last date on which such Optionee provides services as an officer or an employee of the Corporation before being disabled, but in no event may any Option be exercised later than the end of the Option Period.

(e)	In the event that an Optionee should die while employed by the Corporation, or within three (3) months after Retirement, any Option or Options granted to the Optionee under this Plan and not previously exercised or surrendered by the Optionee, or expired by their terms, shall vest and shall be exercisable, according to their respective terms, by the personal representative of such Optionee or by any person or persons who acquired such Options by bequest or inheritance from such Optionee, notwithstanding any limitations placed on the exercise of such Options by this Plan or any Option Agreement, immediately in full and at any time within twelve (12) months after the date of death of such Optionee, but in no event may any Option be exercised later than the end of the Option Period. Any references herein to an Optionee shall be deemed to include any person entitled to exercise an Option under the terms of this Plan after the death of such Optionee.

Section 3.6. Change in Control Transaction.

At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an “excess parachute payment” within the meaning of Section 280G of the Code).

Section 3.7. Restrictions On Transfer.

An Option granted under Article III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

Section 3.8. Stock Certificates.

Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against such shares of Stock until all restrictions and conditions set forth in this Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

Section 3.9. Amendment and Discontinuance.

The Board may at any time terminate the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Corporation within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

(a)	Increase the total number of shares of Stock issuable pursuant to all Rights under the Plan, except as contemplated in Section 2.3(b) hereof; or

(b)	Change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan.

No termination, amendment, or modification of the Plan shall affect adversely a Optionee’s rights under an Option Agreement without the consent of the Optionee or his legal representative.

Article IV

RESTRICTED STOCK GRANTS

Section 4.1 Grants of Restricted Stock.

(a)	The Company may issue Restricted Stock to Eligible Employees and Directors as provided in this Article IV. Restricted Stock will be deemed issued only upon (i) authorization by the Committee, and (ii) the execution and delivery of a Restricted Stock Grant Agreement by the person to whom such Restricted Stock is to be issued and a duly authorized officer of the Company.

(b)	Each issuance of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Grant Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Grant Agreement will specify the purchase price per share, if any, paid by the Holder for the Restricted Stock, such amount to be fixed by the Committee.

(c)	Without limiting the foregoing, each Restricted Stock Grant Agreement shall set forth the terms and conditions of any forfeiture provisions regarding the Restricted Stock, (including any provisions for accelerated vesting in the event of a Change in Control Transaction) as determined by the Committee.

(d)	At the discretion of the Committee, the Holder, as a condition to such issuance, may be required to pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion, the amount of the Corporation’s Tax Withholding Liability required in connection with such issuance.

(e)	Nothing contained in this Article IV, any Restricted Stock Grant Agreement, or any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any Holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

Section 4.2. Restrictions on Transfer of Restricted Stock.

(a)	Shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws or set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2 are expressly prohibited.

(b)	Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2, and/or exercise any other legal or equitable remedy.

(c)	Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company’s rights under a Restricted Stock Grant Agreement and this Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original Holder of such Restricted Stock.

(d)	To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by the Holder and the Holder’s spouse, to the Secretary of the Company or his or her designee, and the Company may hold said certificate(s) and stock power(s) in escrow and take all such actions as are necessary to insure that all Transfers and/or releases are made in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Grant Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow agent with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow agent will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow agent is grossly negligent relative thereto. The escrow agent may rely upon any letter, notice or other document executed by any signature purported to be genuine.

Section 4.3. Compliance with Law.

Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from the applicable securities administrator and other officials of each jurisdiction in which a Holder would be issued Restricted Stock hereunder prior to such issuance.

Section 4.4. Stock Certificates.

Certificates representing the Restricted Stock issued pursuant to this Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a “stop transfer” order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Grant Agreement and the legends referred to in this Section 4.4 have been complied with.

Section 4.5. Market Standoff.

To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC under the 1933 Act in connection with such offering.

Section 4.6. Amendment and Discontinuance.

The Board may at any time terminate the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Corporation within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

(a)	Increase the total number of shares of Stock issuable pursuant to all Rights under the Plan, except as contemplated in Section 2.3(b) hereof; or

(b)	modify the requirements as to eligibility for participation under this Article IV.

No termination, amendment, or modification of the Plan shall affect adversely a Holder’s rights under a Restricted Stock Agreement without the consent of the Holder or his legal representative.

Article V

LONG-TERM INCENTIVE COMPENSATION UNITS

Section 5.1. Awards of Units.

(a)	The Company may grant awards of Units to Eligible Employees as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee, and (ii) the execution and delivery of a Unit Agreement by the Eligible Employee to whom Units are to be granted and an authorized officer of the Company. Units may be granted in each of the years 2004 through 2014 in such amounts and to such Unit Recipients as the Committee may determine, subject to the limitations in Section 5.2 below.

(b)	Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

(c)	Except as otherwise provided herein, Units will be distributed only after the end of the Performance Period. The Performance Period shall be set by the Committee for each year’s awards.

(d)	The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.

(e)	Distributions of Units awarded will be based on the Company’s financial performance with results from other performance categories applied as a factor, not exceeding one (1), against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units that will be converted to Retained Units. No conversion to Retained Units shall be made if a minimum average percentage of the applicable measurement of performance, financial and other, to be established by the Committee is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units converted to Retained Units shall be conclusively determined by the Committee.

(f)	The percentage of Units awarded which are converted to Retained Units based on the levels of performance (including any Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period.

(g)	As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash in the relative percentages as between the two as determined by the Committee. Units that have been awarded, but which do not become Retained Units, shall be canceled.

(h)	Notwithstanding any provision in this Article V other than Section 5.2, if the Committee determines that it is appropriate under the circumstances, the Committee may award to any Eligible Employee by virtue of hire, promotion or upgrade to a higher job grade classification, or special individual circumstances, an award of Units, with respect to one or more Performance Periods that began in prior years and at the time of the award have not yet been completed.

(i)	Notwithstanding any other provision of this Plan, the Committee may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower job grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be canceled.

Section 5.2. Limitations.

The aggregate number of shares of Stock potentially distributable under all Units granted, including any Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

Section 5.3. Terms and Conditions.

(a)	All awards of Units must be made within ten (10) years of the Effective Date.

(b)	The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article V.

(c)	Nothing contained in this Article V, any Unit Award Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

(d)	A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the Retained Unit has been converted into shares of Stock. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6(a).

Section 5.4. Special Distribution Rules.

(a)	Except as otherwise provided in this Section 5.4, a Unit Recipient must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of conversion to a Retained Unit.

(b)	In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, the number of Retained Units converted for the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The Retained Units, reduced in the discretion of the Committee to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed in cash or Stock within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be canceled.

(c)	If a Unit Recipient enters into Retirement prior to the end of any Performance Period, the Units converted to Retained Units for such Unit Recipient shall be prorated to the end of the year in which such Retirement occurs and distributed in cash or Stock at the end of the Performance Period based upon the Company’s performance for such period.

(d)	In the event of the termination of the Unit Recipient’s status as an Eligible Employee prior to the end of any Performance Period for any reason other than Death, Disability or Retirement, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and canceled.

(e)	Upon a Unit Recipient’s promotion to a higher job grade classification, the Committee may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher job grade classification for the then current Performance Period.

Section 5.5. Dividend Equivalent Units.

The Committee may provide in a grant and in the Unit Agreement that on each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited on the payment date to each Unit Recipient’s account for each Unit which has been awarded to the Unit Recipient and not converted to a Retained Unit or canceled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

Section 5.6. Adjustments.

(a)	In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; significant corporate transactions; or compliance with judicial decrees or other legal authorities.

(b)	At any time prior to the date of consummation of a Change in Control Transaction, the Committee may determine that all or any part of the Units theretofore awarded under this Article V shall become immediately Retained Units (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed in cash or Stock at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of distribution would result in an “excess parachute payment” within the meaning of Section 280G of the Code).

Section 5.7. Other Conditions.

(a)	No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article IV.

(b)	The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value of which on the Distribution Date is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability, or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

(c)	Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or applicable NASDAQ requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

(d)	For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date.

(e)	Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no conversion of Dividend Equivalent Units to Retained Units shall be made if at the time a Dividend Equivalent Credit or conversion of Dividend Equivalent Units to Retained Units would otherwise have been made:

(i)	The regular dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Corporation:

(ii)	The rate of dividends on the Common Stock is lower than at the time the Dividend Equivalent Units were awarded, adjusted for any change of the type referred to in Section 2.3(b).

(iii)	Estimated consolidated net income of the Corporation for the twelve-month period preceding the month the Dividend Equivalent Credit or conversion of Dividend Equivalent Units to Retained Units would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Retained Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

(iv)	The Dividend Equivalent Credit or conversion of Dividend Equivalent Units to Retained Units would result in a default in any agreement by which the Corporation is bound.

(f)	In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and conversion of Dividend Equivalent Units to Retained Units is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, and then (ii) conversion of Dividend Equivalent Units to Retained Units.

Section 5.8. Designation of Beneficiaries.

A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Corporation prior to the Unit Recipient’s Death. In case of the Unit Recipient’s Death, any amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit Recipient’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Corporation shall have no further liability to anyone with respect to such amount.

Section 5.9. Restrictions On Transfer.

Units granted under Article V may not be Transferred, except as provided in Section 5.8, and, during the lifetime of the Unit Recipient to whom it was awarded, cash and Stock receivable with respect to Retained Units may be received only by such Unit Recipient.

Section 5.10. Amendment and Discontinuance.

The Board may at any time terminate the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Corporation within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

(a)	Increase the total number of shares of Stock issuable pursuant to all Rights under the Plan, except as contemplated in Section 2.3(b) hereof; or

(b)	modify the requirements as to eligibility for participation under this Article V.

No termination, amendment, or modification of the Plan shall affect adversely a Unit Recipient’s rights under a Unit Award Agreement without the consent of the Unit Recipient or his legal representative.

No award of Units may be granted under this Article V after December 31, 2012.

Article VI

STOCK APPRECIATION RIGHTS

Section 6.1. Grants of SARs.

(a)	The Corporation may grant SARs under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee, and (ii) the execution and delivery of a SAR Agreement by the Eligible Employee to whom the SARs are to be granted and a duly authorized officer of the Corporation. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under or underlying all other Rights outstanding under this Plan.

(b)	Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Corporation and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

Section 6.2. Terms and Conditions of SARs.

(a)	All SARs must be granted within ten (10) years of the Effective Date.

(b)	Each SAR issued pursuant to this Article VI shall have an initial Base Value.

(c)	Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this Article VI will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee of the Corporation or any of its Subsidiaries.

(d)	Except as otherwise provided herein, each SAR Agreement may specify the SAR Vesting Period. Such SAR Vesting Periods will be fixed by the Committee and may be accelerated or shortened by the Committee.

(e)	SARs relating to less than one hundred (100) shares of Stock may not be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

(f)	A SAR Recipient shall have no rights as a shareholder of the Corporation with respect to any shares of Stock underlying such SAR. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 6.2(c).

Section 6.3. Restrictions On Transfer of SARs.

SARs granted under this Article VI may not be Transferred, except as provided in Section 6.7, and during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

Section 6.4. Exercise of SARs.

(a)	A SAR Recipient (or his or her executors or administrators, or heirs or legatees) shall exercise a SAR by giving written notice of such exercise to the Corporation. SARs may be exercised only upon the completion of the SAR Vesting Period, if any, applicable to such SAR.

(b)	Within ten (10) business days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable under Section 6.2(c), as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, as such difference is reduced by the Company’s Tax Withholding Liability arising from such exercise.

Section 6.5. Termination of SARs.

The Committee shall determine, and each SAR Agreement shall state the SAR Period. The Committee may extend the expiration date or dates of a SAR Period after such date is originally set; provided, however, such expiration date may not exceed 10 years from the date of grant of the SAR.

Section 6.6. Change in Control Transaction.

At any time prior to the date or consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the SARs theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an excess parachute payment within the meaning of Section 280G of the Code).

Section 6.7. Designation of Beneficiaries.

A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Corporation prior to the SAR Recipient’s Death. In case of the SAR Recipient’s Death, the amounts to be distributed to the SAR Recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient in which event the Corporation shall have no further liability to anyone with respect to such amount.

Section 6.8. Amendment and Discontinuance.

The Board may at any time terminate the Plan; provided, however, that the Board (unless its actions are approved or ratified by the shareholders of the Corporation within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

(a)	Increase the total number of shares of Stock issuable pursuant to all Rights under the Plan, except as contemplated in Section 2.3(b) hereof; or

(b)	modify the requirements as to eligibility for participation under this Article VI.

No termination, amendment, or modification of the Plan shall affect adversely a SAR Recipient’s rights under a SAR Agreement without the consent of the SAR Recipient or his legal representative.

Article VII
MISCELLANEOUS

Section 7.1. Application of Funds.

The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

Section 7.2. No Obligation to Exercise Right.

The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

Section 7.3. Term of Plan.

Except as otherwise specifically provide herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.

Section 7.4. Captions and Headings; Gender and Number.

Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part of, and shall not serve as a basis for, interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

Section 7.5. Expenses of Administration of Plan.

All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one or more Subsidiaries.

Section 7.6. Exculpation and Indemnification.

In connection with this Plan, no member of the Committee shall be personally liable for any act or omission to act in such person’s capacity as a member of the Committee, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person’s own bad faith, gross negligence, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify and hold harmless the members of the Committee, and each other officer or employee of the Corporation to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with approval of the Board) and any costs or expense (including reasonable counsel fees) incurred by such person arising out of, or as a result of, such person’s duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons.

Section 7.7. Governing Law.

Without regard to the principles of conflicts of laws the laws of the State of North Carolina shall govern and control the validity, interpretation, performance and enforcement of this Plan.

Section 7.8. Inspection of Plan.

A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

Revocable Proxy
GATEWAY FINANCIAL HOLDINGS, INC.
1145 North Road Street, Elizabeth City, NC 27909

APPOINTMENT OF PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF GATEWAY FINANCIAL HOLDINGS, INC.
FOR THE ANNUAL MEETING TO BE HELD MAY 16, 2005

     HOW TO COMPLETE THIS APPOINTMENT OF PROXY. The shares represented by this Appointment of Proxy will be voted as you direct below.

•	If you wish to vote in accordance with the recommendations of the Board of Directors, you need only sign below without marking any boxes.
•	If you wish to vote another way, mark the appropriate box, and in election of directors, cross out the name of any nominee(s) for whom you do not wish to vote.
•	If you do not mark any boxes, the Proxies (named below) will vote the shares represented by this Appointment of Proxy FOR ALL director nominees listed below and FOR approval of the Omnibus Plan, and should other matters properly come before the meeting, they will vote the shares in accordance with their best judgment.

     To ensure that a quorum is present at the Annual Meeting. Because business can be transacted at the Annual Meeting only if a quorum is present, it is important that you sign and return this Appointment of Proxy even if you plan to attend the meeting. Then, if you wish to vote differently, revoke the Appointment of Proxy by following the instructions below.

     How to revoke this Appointment of Proxy. You may revoke this Appointment of Proxy any time before it is exercised by the Proxies. To do so, you may either (1) file an Appointment dated at a later time with the Secretary, or (2) attend the meeting and tell the Secretary that you wish to vote in person.
     How to sign and return this Appointment of Proxy. Whether or not you plan to attend the Annual Meeting, please sign below exactly as your name appears on the stock certificate, and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. Then return this Appointment of Proxy in the enclosed envelope. No postage is necessary if you mail it in the United States.
     Board recommendation. The Board of Directors recommends a vote FOR election of the director nominees listed below and FOR approval of the Omnibus Plan.

     APPOINTMENT OF PROXY: The undersigned shareholder of Gateway Financial Holdings, Inc., a North Carolina corporation (the “Company”), hereby appoints David R. Twiddy and Mark A. Holmes, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 16, 2005, at 2:00 p.m. local time, at the Founders Inn, 5641 Indian River Road, Virginia Beach, Virginia, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, and in their discretion on such other matters as may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

— Please complete and sign on the other side —

— Continued from the reverse side —

     The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

1.	ELECTION OF DIRECTORS: Instructions: To vote for some nominees but not others, cross out the name(s) of those for whom you do NOT wish to vote.

CLASS III DIRECTORS. Four directors to serve three-year terms expiring at the Annual Meeting in 2008.

D. Ben Berry	Jimmie Dixon, Jr.

Charles R. Franklin, Jr.	Robert Y. Green, Jr.

☐ FOR all nominees listed above (except as crossed out)	☐ WITHHOLD authority to vote for all nominees listed above.

2.	APPROVAL OF THE COMPANY’S OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN.

☐ FOR                  ☐ AGAINST                  ☐ ABSTAIN

3.	OTHER BUSINESS:

The Proxies vote in their discretion on any other business properly presented.

Signature of shareholder

Signature of shareholder

Date: ___________________________________, 2005